SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 22, 2004 (Date of earliest event reported)
Center Bancorp, Inc. (Exact name of registrant as specified in its charter)
NJ (State or other jurisdiction of incorporation)	2-81353 (Commission File Number)	52-1273725 (IRS Employer Indentification Number)
	2455 Morris Ave (Address of principal executive offices)	07090 (Zip Code)
Registrant's telephone number, including area code: 908-688-9500

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Center Bancorp, Inc. dated January 22, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2004	CENTER BANCORP, INC. By: /s/ Anthony C. Weagley Anthony C. Weagley Vice President & Treasurer